UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): FEBRUARY 22, 2001



                          MARKWEST HYDROCARBON, INC.
              (Exact Name of Registrant as Specified in Charter)



              DELAWARE                 1-11566               84-1352233
    (State or Other Jurisdiction     (Commission          (I.R.S. Employer
          of Incorporation)          File Number)        Identification No.)



        155 INVERNESS DRIVE WEST, SUITE 200, ENGLEWOOD, CO 80112-5000
              (Address of principal executive offices, zip code)



      Registrant's telephone number, including area code: (303) 290-8700


                                 NOT APPLICABLE
          Former Name or Former Address if Changed Since Last Report


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Item 5.  OTHER EVENTS

On February 22, 2001, MarkWest Hydrocarbon, Inc. issued the press release attached hereto as Exhibit 99.1

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MARKWEST HYDROCARBON, INC.
                                                 (Registrant)



      Date:  February 22, 2001            By:  /S/ GERRY TYWONIUK
                                             -----------------------------------
                                             Gerry Tywoniuk, Chief Financial
                                             Officer and Vice President--Finance